UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2015

HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2015, Harvard Bioscience, Inc. (the "Company") issued a press release (the "Press Release") announcing financial results for the three and nine months ended September 30, 2015 and the details of a related conference call to be held at 8:30 AM EST on October 29, 2015. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

In addition to the financial results as described above, the Press Release also announced a company realignment, including its commercial sales teams, to create organizational efficiencies and better position the company for growth. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.05.

The Company committed to the realignment plan on October 27, 2015, which included eliminating certain positions within the organization across several of the Company's locations, and other expenses. The realignment plan is expected to be completed on or before December 31, 2015. In connection with the realignment plan, Harvard Bioscience has incurred and will continue to incur personnel related costs and expenditures. At this time, Harvard Bioscience estimates the total costs associated with such realignment plan to be approximately $300,000 to $400,000 on a pre-tax basis, of which substantially all of these costs are expected to be incurred in the fourth quarter fiscal 2015 and result in cash expenditures. All of the estimates described in this Item 2.05 may change in the future.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015, Yoav Sibony, the Company's Vice President of Global Sales and a named executive officer, resigned from his employment with the Company and its Subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on October 29, 2015.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)
October 29, 2015 (Date)	/s/ ROBERT E. GAGNON Robert E. Gagnon Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on October 29, 2015.